EXHIBIT 10.1


                         FORM OF PARENT VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of April ___, 2001, by and among American Access Technologies, Inc., a Florida corporation ("Parent"), DataWorld Solutions, Inc., a Delaware corporation (the "Company"), and the undersigned shareholder ("Shareholder") of Parent.

                                    RECITALS

         A. Concurrently with the execution and delivery of this Agreement, the Parent, Merger Sub (as defined below) and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") that provides for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent ("Merger Sub"). Pursuant to the Merger, each share of common stock, par value $0.001 per share, of the Company shall be automatically converted into the right to receive Shares of Common Stock, par value $0.001 per share, of Parent ("Parent Common Stock"), upon the terms and subject to the conditions set forth in the Merger Agreement.

         B. Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of Parent Common Stock and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement; and

         C. In consideration of the execution of the Merger Agreement by the Company, Shareholder (in his or her capacity as such) agrees to vote the Shares (as defined below) and other such shares of capital stock of Parent over which Shareholder has voting power so as to facilitate consummation of the Merger.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.     Certain Definitions.
                --------------------

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this
Agreement:

                1.1 "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement has been validly terminated pursuant to its terms and (ii) the Effective Time.

                1.2 "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) governmental authority.

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                1.3 "Shares" shall mean: (i) all securities of Parent (including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which Shareholder acquires ownership during the period from the date of this Agreement through the Expiration Date.

                1.4 "Transfer," when used as a verb, shall mean to sell, pledge, assign, encumber, dispose of or otherwise transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), or, when used as a noun, shall mean a sale, pledge, assignment, encumbrance, disposition, or other transfer (including a merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law).

         2.     Restrictions on Transfer.
                -------------------------

         Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not, either directly or indirectly, Transfer any shares of or options to purchase Parent Common Stock or any other securities or rights convertible into or exchangeable for shares of Parent Common Stock, owned either directly or indirectly, by Shareholder or with respect to which Shareholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of Company; provided that the foregoing requirements shall not prohibit any Transfer to any Person where as a precondition to such Transfer the transferee: (i) executes a counterpart of this Agreement and an Irrevocable Proxy in the form attached hereto as Exhibit A (with such modifications as Company may reasonably request); and (ii) agrees in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not (a) deposit (or permit the deposit of) any Shares in a voting trust or grant any Irrevocable Proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Shareholder under this Agreement with respect to any of the Shares or (b) take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling Shareholder from performing Shareholder's obligations under this Agreement.

         3.     Agreement to Vote Shares.
                ------------------------

         (a) Shareholder hereby agrees to appear, or cause the holder of record on any applicable record date to appear, for the purpose of obtaining a quorum at any annual or special meeting of shareholders of Parent and at any adjournment thereof at which matters relating to the Merger, the Merger Agreement or any transaction contemplated thereby are considered. At every meeting of the shareholders of Parent, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of Parent, Shareholder (in his or her capacity as such) shall vote, or cause the Shares to be voted, in favor of approval and adoption of the Merger Agreement and the approval of the Merger and in favor of each other action contemplated by the Merger Agreement and any action required in furtherance hereof or thereof.

         (b) At every meeting of the shareholders of Parent, and at every adjournment thereof and on every action or approval by written consent of the shareholders of Parent Shareholder shall vote, or cause the Shares to be voted, against (i) any dissolution, liquidation or winding up of or by Parent or (ii) any amendment of the Certificate of Incorporation or by-laws of Parent or other proposal or transaction involving Parent, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any material provision of the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement or change in any manner the voting rights of any class of Parent's capital stock (such matters specified in clauses (i) and (ii), together with the matters specified in the second sentence of clause
(a), the "Designated Matters"). Shareholder shall not commit or agree to take any action inconsistent with the foregoing.

         4.     Irrevocable Proxy.
                ------------------

         Shareholder is hereby delivering to Company an irrevocable limited purpose proxy in the form attached hereto as Exhibit A (the "Irrevocable Proxy") solely with respect to the Designated Matters in each meeting of shareholders of Parent and action by Shareholders of Parent by written consent in lieu of a meeting, such Irrevocable Proxy to cover the total number of Shares in respect of which Shareholder is entitled to vote at any such meeting. Upon the execution of this Agreement by Shareholder, Shareholder hereby revokes any and all prior proxies given thereby with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

         5.     Representations and Warranties of the Shareholders and Parent.
                -------------------------------------------------------------

                5.1 Shareholder (i) is the beneficial owner of the shares of Parent Common Stock and the options and warrants to purchase shares of Common Stock of Parent indicated on the signature page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not beneficially own any securities of Parent other than the shares of Parent Common Stock and options and warrants and to purchase shares of Parent Common Stock indicated on the signature page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Irrevocable Proxy.

                5.2 This Agreement and the Irrevocable Proxy have been duly and validly executed and delivered by Shareholder and constitute the valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their respective terms. The execution and delivery of this Agreement and the Irrevocable Proxy by Shareholder do not, and the performance of Shareholder's obligations hereunder will not, (a) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligations to which Shareholder is a party or by which Shareholder or the Shares are or will be bound or affected or (b) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Shareholder or any of Shareholder's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state or federal public body or authority is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement and the Irrevocable Proxy by Shareholder or the consummation by Shareholder of any of the transactions contemplated hereby or thereby.

                5.3 Parent has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement by Parent do not, and the performance of Parent's obligations hereunder will not, (a) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligations to which Parent is a party or by which Parent is bound or affected or (b) violate any order, unit, injunction, decree, judgment, statute, rule or regulation applicable to Parent or any of Parent's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state or federal public body or authority is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of any of the transactions contemplated hereby or thereby.

         6.     Additional Documents.
                ---------------------

         Shareholder (in his or her capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company, to carry out the intent of this Agreement.

         7.     Legending of Shares.
                --------------------

         Shareholder agrees that it shall forthwith surrender all certificates representing the Shares so that they shall bear a conspicuous legend stating that they are subject to this Agreement (and the restrictions on transfer provided for herein) and to an Irrevocable Proxy. Subject to the terms of
Section 2 hereof, Shareholder agrees that it shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares. Parent agrees not to register, or permit the registration of, the transfer (book-entry or otherwise) of Shares or any certificate or uncertificated interest representing any of the Shares unless such transfer is made in compliance with this Agreement.

         8.     Termination.
                -----------

         This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

         9.     No Solicitation.
                ---------------

         Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder will not, and will not permit any of its officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by it to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Merger Agreement), (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, (iv) authorize, approve or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment providing for any Acquisition Transaction (as defined in the Merger Agreement) or accepting any Acquisition Proposal. Shareholder as promptly as practicable shall advise the Company orally and in writing of any request received by Shareholder for information which Shareholder reasonably believes could lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry received by Shareholder with respect to or which Shareholder reasonably believes could lead to any Acquisition Proposal, the terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry.

         10.    Confidentiality.
                ---------------

         Shareholder agrees (i) to hold any information regarding this Agreement and the Merger in strict confidence and (ii) not to divulge any such information to any third person, except to the extent any of the same is hereafter publicly disclosed by the Company.

         11.    Miscellaneous.
                -------------

                11.1    Severability.
                        ------------

                If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                11.2    Binding Effect and Assignment.
                        -----------------------------

                This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without prior written consent of the others. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement.

                11.3    Amendments and Modification.
                        ---------------------------

                This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

                11.4    Specific Performance.
                        --------------------

                The parties hereto acknowledge that the Company shall be immediately and irreparably harmed and injured if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by any of the other parties hereto. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity. If the Company brings an action in equity to enforce the provisions of this Agreement, neither of the other parties hereto will allege, and each hereby waives the defense, that there is an adequate remedy at law.

                11.5    Notices.
                        -------

                All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                if to Parent, to:

                       American Access Technologies, Inc.
                       37 Skyline Drive, Suite 1101
                       Lake Mary, Florida 32746
                       Attention:    John Presley, Chairman

                       Telephone No.:  (407) 333-1446
                       Telecopy No.:  (407) 333-2598
                and with a copy to:


                        Joel Bernstein, Esq.
                        11900 Biscayne Boulevard, Suite 604
                        Miami, Florida 33181

                        Telephone No.: (305) 892-1122
                        Telecopy No.: (305) 892-0822


                if to the Company, to:

                       DataWorld Solutions, Inc.
                       920 Conklin Street
                       Farmingdale, New York 11735
                       Attention: Dan McPhee, Chief Executive Officer

                       Telephone No.(631) 293-1610
                       Telecopy No.: (631) 293-8033

                with a copy to:

                       Ronald A. Fleming, Jr., Esq.
                       Pillsbury Winthrop LLP
                       One Battery Park Plaza
                       New York, NY 10004

                       Telephone No.:  (212) 858-1143
                       Telecopy No.:  (212) 858-1500


                if to Shareholder, to the address for notice set forth on the signature page hereof.

                11.6    Governing Law.
                        -------------

                This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                11.7    Entire Agreement.
                        ----------------

                This Agreement and the Irrevocable Proxy, together with the Company Affiliate Letter, in the form attached as Exhibit J to the Merger Agreement, contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                11.8    Descriptive Headings.
                        --------------------

                The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

                11.9    Counterparts.
                        ------------

                This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument.

                11.10  Shareholder Capacity
                       --------------------

                Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of Parent makes any agreement or understanding herein in his or her capacity as such director, and the agreements set forth herein shall in no way restrict any director in the exercise of his or her fiduciary duties as a director of Parent. Each Shareholder has executed this Agreement solely in his or her capacity as the record or beneficial holder of such Shareholder's Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Shareholder's Shares.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Parent Voting Agreement to be executed by their duly authorized officers as of the date first above written.

AMERICAN ACCESS TECHNOLOGIES, INC.


By:
     ------------------------------------------------
     Name:
     Title:


DATAWORLD SOLUTIONS, INC.


By:
     ------------------------------------------------
     Name:
     Title:

SHAREHOLDER


By:
     ------------------------------------------------
     Name:
     Title:



-----------------------------------------------------
Print Address


-----------------------------------------------------
Telephone


-----------------------------------------------------
Facsimile No.


                  Shares beneficially owned:

                  ________ shares of Parent Common Stock (________ shares of Parent Common Stock issuable upon exercise of outstanding options or warrants)

                                                                 EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned shareholder of American Access Technologies, Inc., a Florida corporation (the "Parent"), hereby irrevocably appoints the members of the Board of Directors of DataWorld Solutions, Inc., a Delaware corporation ("Company"), and each of them, or any other designee of the Company, as the sole and exclusive attorneys in fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the Designated Matters (as defined below) all of the shares of capital stock of Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Parent issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Shareholder of Parent as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares for the Designated Matters are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares for the Designated Matters until after the Expiration Date (as defined below).

         This Proxy is irrevocable, is coupled with an interest and is granted pursuant to that certain Parent Voting Agreement of even date by and among Parent, the Company and the undersigned shareholder (the "Voting Agreement"), and is granted in consideration of and as a condition to the Company entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Parent, Dolphin Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company. The Merger Agreement provides for the merger of the Company with and into Merger Sub in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement has been validly terminated pursuant to the terms thereof and (ii) such date and time as the Merger has become effective in accordance with the terms and provisions of the Merger Agreement.

         The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney-in-fact and Irrevocable Proxy to demand that the Secretary of Parent call a special meeting of shareholders of Parent for the purpose of considering any action related to the Merger Agreement (if required) and to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of shareholders of Parent and in every written consent in lieu of such meeting solely (a) in favor of the approval and adoption of the Merger Agreement and the approval of the

Merger and in favor of each other action contemplated by the Merger Agreement and any action required in furtherance hereof or thereof and (b) against (i) any dissolution, liquidation or winding up of or by Parent, (ii) any amendment of the Certificate of Incorporation or by-laws of Parent or other proposal or transaction involving Parent, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any material provision of the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement or change in any manner the voting rights of any class of Parent's capital stock (collectively, the "Designated Matters"). This Irrevocable Proxy is a limited purpose proxy and shall not apply to voting on any matters other than the Designated Matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.



Dated: April ___, 2001

                           [SHAREHOLDER]



                           By:
                              --------------------------------------------------
                             Name:
                             Title:



                           Shares beneficially owned:

                           ________ shares of the Parent Common Stock (including
                           ________ shares of the Parent Common Stock issuable upon exercise of outstanding options or warrants